                                                                    EXHIBIT 10.8

            SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


       THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of February 11, 1999, is by and among Genicom Corporation (the "Borrower"), the subsidiaries of the Borrower identified on the signature pages hereto (the "Guarantors"), the several lenders identified on the signature pages hereto (each a "Lender" and, collectively, the "Lenders") and NationsBank, N.A., as agent for the Lenders (in such capacity, the "Agent").

                                   WITNESSETH

       WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent entered into that certain Amended and Restated Credit Agreement dated as of September 5, 1997, as amended by that First Amendment to Amended and Restated Credit Agreement dated as of October 31, 1997, as amended by that Second Amendment to Amended and Restated Credit Agreement dated as of March 12, 1998, as amended by that letter agreement dated May 5, 1998, as amended by that Fourth Amendment to Amended and Restated Credit Agreement and Waiver dated as of July 2, 1998, and as amended by that Fifth Amendment to Amended and Restated Credit Agreement dated as of October 30, 1998 (as so amended, the "Existing Credit Agreement").

       WHEREAS, the Borrower, the Guarantors and the Agent entered into that certain Amended and Restated Pledge Agreement dated as of September 5, 1997 (the "Pledge Agreement").

       WHEREAS, the parties have agreed to amend the Existing Credit Agreement and the Pledge Agreement as set forth herein.

       NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART I
                                   DEFINITIONS

       1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

       "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

       "Amendment No. 6 Effective Date" is defined in Part IV.

       2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

       Effective on (and subject to the occurrence of) the Amendment No. 6 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.

       1.     Amendment to Section 1.1. The following definition appearing in
Section 1.1 of the Existing Credit Agreement is amended in its entirety to read as follows:

              "Borrowing Base" means (i) as of any day prior to April 5, 1999, the sum of (a) 85% of Eligible Receivables and (b) 55% of Eligible Inventory, in each case as set forth in the most recent Borrowing Base Report delivered to the Agent and the Lenders in accordance with the terms of Section 7.1(e); provided, however, that the amount determined pursuant to clause (b) above shall not exceed 50% of the total Borrowing Base, and (ii) as of any day on or after April 5, 1999, the Original Borrowing Base.

       2. Amendment to Section 7.10. Section 7.10 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

              7.10   Audits/Inspections.

              Upon reasonable notice and during normal business hours, the Borrower will, and will cause each of its Subsidiaries to, permit representatives appointed by the Agent, including, without limitation, independent accountants, consultants, agents, attorneys, and appraisers to visit and inspect its property, including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Agent and its representatives to investigate and verify the accuracy of information provided to the Lenders and to discuss all such matters and such other matters as the Agent and its representatives shall request, including without limitation, its operations, projections and business plans, with the officers, employees, representatives, auditors, and consultants of such Person; provided, however, that any costs or expenses incurred by or at the request of the Agent or any of the Lenders in connection with any of the foregoing shall not be for the Borrower's account. Each of the Credit Parties agrees that the Agent, and its representatives, may conduct an annual audit of the Collateral, at the expense of the Borrower.

                                    PART III
                         AMENDMENTS TO PLEDGE AGREEMENT

       Effective on (and subject to the occurrence of) the Amendment No. 6 Effective Date, the Pledge Agreement is hereby amended in accordance with this
Part III. Except as so amended, the Pledge Agreement and all other Credit Documents shall continue in full force and effect.

       1. Amendment to Section 2(a). Section 2(a) of the Pledge Agreement is hereby amended in its entirety to read as follows:

              (a) Pledged Shares. (i) All of the issued and outstanding shares of capital stock of the Domestic Subsidiaries of such Pledgor set forth on Schedule 1 attached hereto and (ii) sixty-five percent (65%) of the issued and outstanding shares of capital stock of the Foreign Subsidiaries of such Pledgor set forth on Schedule 1 attached hereto (all certificates representing such shares and all options and other rights, contractual or otherwise, with respect thereto, collectively the "Pledged Shares"). Nothing in this Section 2, Section 4(b) or any other provision of this Pledge Agreement shall require that Pledgor pledge, and in no event shall Pledgor be deemed to have pledged, more than 65% of the total combined voting power of all classes of capital stock of any Foreign Subsidiary.

       2. Amendment to Section 5(e). The last sentence in Section 5(e) of the Pledge Agreement is hereby amended in its entirety to read as follows:

       Except as set forth in this Section 5(e), no action is necessary to perfect or otherwise protect such security interest; provided however, with respect to the Pledged Shares issued by Genicom Canada Inc., a financing statement must be submitted for registration pursuant to the Personal Property Security Act (Ontario) disclosing Genicom Corporation as the debtor and the Agent as the secured party.

       3. Amendment to Schedule 1. All references in the Pledge Agreement to "Schedule 1" are hereby deemed to refer to the "Schedule 1" attached hereto as Annex A.

                                     PART IV
                           CONDITIONS TO EFFECTIVENESS

       1. Amendment No. 6 Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment No. 6 Effective Date") when all of the conditions set forth in this Part IV shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 6."

       2. Execution of Counterparts of Amendment. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Required Lenders.

       3. Officer's Certificate. The Agent shall have received a certificate executed by the chief financial officer of the Borrower as of the Amendment No. 6 Effective Date stating that, immediately after giving effect to this Amendment and the transactions contemplated hereby, (i) each of the Credit Parties is Solvent, (ii) no Default or Event of Default exists and (iii) the representations and warranties set forth in the Existing Credit Agreement are true and correct in all material respects.

       4. Delivery of Pledged Stock. The Agent shall have received original stock certificates of the Pledged Shares (as defined in the Pledge Agreement, as amended hereby) of Genicom Canada Inc., along with stock powers executed in blank.

       5. Material Adverse Change. Except as otherwise previously disclosed in writing to the Lenders, no material adverse change shall have occurred since December 29, 1996 in the condition (financial or otherwise), business or management of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

       6. Fees and Expenses. All out-of-pocket fees and expenses of Agent or any Lender in connection with the Credit Documents, including this Amendment, including legal and other professional fees and expenses incurred on or prior to the date of this Amendment, including, without limitation, the fees and expenses of Winstead Sechrest & Minick P.C, shall have been paid.

       7. Other Items. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.

                                     PART V
                              CONDITIONS SUBSEQUENT

       As conditions subsequent to the effectiveness of this Amendment, the Borrower will deliver, or cause to be delivered, on or before March 1, 1999 the following items and if such items are not delivered to the Agent on or before such date, then Section 1 of Part II of this Amendment will be null and void and of no force and effect whatsoever:

              (a) Legal Opinion. An opinion with respect to the Genicom Canada Inc. and the pledge of the shares addressed to Agent and the Lenders, of Canadian legal counsel to Borrower, such opinion to be satisfactory to Agent and the Lenders; and

              (b) PPSA Filings. Applicable Canadian and provincial personal property filings evidencing the security interest of the Agent, for the benefit of itself and the Lenders, in the stock certificates of Genicom Canada Inc.

                                     PART VI
                                  MISCELLANEOUS

       1. Representations and Warranties. Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents which has not been waived and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

       2. Releases. In consideration of Lenders' agreements herein and certain other good and valuable consideration, the Borrower and each Guarantor hereby expressly acknowledge and agree that none of them has any setoffs, counterclaims, adjustments, recoupments, defenses, claims or actions of any character, whether contingent, non-contingent, liquidated, unliquidated, fixed, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, known or unknown, against any Lender or the Agent or any grounds or cause for reduction, modification or subordination of the obligations of Borrower or any Guarantor under the Credit Documents or any liens or security interests of any Lender or the Agent in each case which arose on or prior to the date hereof. To the extent Borrower or any Guarantor may possess any such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds or causes, each of the Borrower and Guarantors hereby waives, and hereby releases each Lender and Agent from, any and all of such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds and causes, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted counsel with respect thereto.

       3. Cross-References. References in this Amendment to any Part are, unless otherwise specified, to such Part of this Amendment.

       4. Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

       5. References in Other Credit Documents. At such time as this Amendment No. 6 shall become effective pursuant to the terms of Part IV, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 6.

       6. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

       7. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF VIRGINIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

       8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  [Remainder of Page Intentionally Left Blank]

       IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

                               BORROWER:

                               GENICOM CORPORATION


                               By \s\ James C. Gale
                               Title:  Senior Vice President


                               GUARANTORS:

                               GENICOM INTERNATIONAL HOLDINGS
                               CORPORATION


                               By \s\ James C. Gale
                               Title: President


                               GENICOM INTERNATIONAL SALES
                               CORPORATION


                               By \s\ James C. Gale
                               Title: President


                               RASTEK CORPORATION


                               By \s\ James C. Gale
                               Title:  President and Treasurer


                               ENTERPRISING SERVICE SOLUTIONS
                               CORPORATION


                               By \s\ James C. Gale
                               Title:  Vice President

                               PRINTER SYSTEMS CORPORATION


                               By \s\ James C. Gale
                               Title:  Vice President


                               THE PRINTER CONNECTION, INC.


                               By \s\ James C. Gale
                               Title:  Vice President


                               PRINTER SYSTEMS INTERNATIONAL, LTD.


                               By \s\ James C. Gale
                               Title:  Vice President


                               LENDERS:


                               NATIONSBANK, N.A. (formerly NationsBank of
                               Texas, N.A.), individually as a Leader and in its capacity as Agent


                               By \s\ Jay T. Wampler
                               Title:  Senior Vice President


                               BANK AUSTRIA CREDITANSTALT CORPORATE
                               FINANCE, INC. (as successor in interest to CREDITANSTALT CORPORATE FINANCE, INC.)


                               By \s\ Jane Orndahl
                               Title:  Vice President


                               By \s\ Andrew Russell
                               Title:  Vice President

                               DEEPROCK & COMPANY
                               By:    Eaton Vance Management, as Investment
                                      Advisor


                               By \s\ Scott H. Page
                               Title:  Vice President


                               CRESTAR BANK


                               By \s\ C.B. Bohannon
                               Title:  Senior Vice President

                               THE RIGGS NATIONAL BANK OF
                               WASHINGTON, D.C.

                               By \s\ Alfred Serafino
                               Title:  Executive Vice President


                               FLOATING RATE PORTFOLIO
                               By: Invesco Senior Secured Management, Inc., as attorney-in-fact


                               By \s\ Anne M. McCarthy
                               Title:  Authorized Signatory


                               KZH III LLC


                               By \s\ Virginia Conway
                               Title:  Authorized Agent

                               TORONTO DOMINION (TEXAS), INC.


                               By
                                 ---------------------------------
                               Title:


                               SENIOR DEBT PORTFOLIO
                               By:  Boston Management and Research,
                                    as Investment Advisor


                               By \s\ Scott H. Page
                               Title:  Vice President


                               CERES FINANCE LTD.


                               By \s\ John H. Cullinane
                               Title:  Director


                               AERIES FINANCE LTD.


                               By \s\ Ian David Moores
                               Title:  Director


                               BANK OF SCOTLAND


                               By \s\ Annie Chin Tat
                               Title:  Senior Vice President


                               NATIONAL CITY BANK OF KENTUCKY


                               By \s\ Gerrol Z. Miles
                               Title:  Senior Vice President

                                      ANNEX A

                           SCHEDULE 1 TO PLEDGE AGREEMENT

                                   [See Attached]

                                     Schedule 1
                                to Pledge Agreement


               NAME OF PLEDGOR:        PRINTER SYSTEMS CORPORATION

========================================================================
Name of Domestic Subsidiary    Number of Shares      Certificate Number
---------------------------    ----------------      ------------------
------------------------------------------------------------------------

The Printer Connection, Inc.          10                      2
------------------------------------------------------------------------

Printer Systems
International, Ltd.                  2,500                    1
========================================================================

               NAME OF PLEDGOR:        GENICOM CORPORATION

=============================================================================
Name of Domestic Subsidiary        Number of Shares      Certificate Number
---------------------------        ----------------      ------------------
-----------------------------------------------------------------------------

Genicom International
Holdings Corporation                     5,000                    1
-----------------------------------------------------------------------------

Genicom International Sales
Corporation                              2,500                    1
-----------------------------------------------------------------------------

Rastek Corporation                       1,000                    2
-----------------------------------------------------------------------------

Enterprising Service
Solutions Corporation                     100                     1
-----------------------------------------------------------------------------

                                       9,900,000                 40
Printer Systems Corporation        6,250 (preferred)              2
=============================================================================

===============================================================================
Name of Foreign Subsidiary       Number of Shares          Certificate Number
--------------------------       ----------------          ------------------
-------------------------------------------------------------------------------

                                       6,502                       C-1
Genicom Canada Inc.            6,061,387( preferred)               P-3
===============================================================================